Exhibit 10.25

FOURTH AMENDMENT TO

INVENTORY FINANCING AND SECURITY AGREEMENT

I. THE PARTIES TO THIS AGREEMENT

This Fourth Amendment to Inventory Financing and Security Agreement (“Amendment”) is effective as of February 24, 2022, and is made by and among the following parties:

A.
Ally Bank (Ally Capital in Hawaii, Mississippi, Montana and New Jersey) (together with its successors and assigns, “Bank”), a Utah state-chartered bank with a local business office currently located at 5851 Legacy Circle, Suite 200, Plano, Texas 75024; and

B.
Ally Financial Inc., a Delaware corporation (“Ally”) with a local business office currently located at 5851 Legacy Circle, Suite 200, Plano, Texas 75024 (together with Bank, the “Ally Parties” and Bank and Ally each being, an “Ally Party”);

C.
Vroom Automotive, LLC, a Texas limited liability company, formerly known as Left Gate Property Holding, LLC, doing business as Texas Direct Auto, with its principal executive office currently located at 12053 Southwest Freeway, Stafford, Texas 77477 (“Dealership”); and

D.
Vroom, Inc., a Delaware corporation, with its principal executive office currently located at 1375 Broadway, 11th Floor, New York, New York 10018 (“Vroom”).

II. THE RECITALS

The essential facts relied on by Bank, Ally, Dealership and Vroom as true and complete, and giving rise to this Amendment, are as follows:

A.
The Ally Parties, Dealership and Vroom are parties to an Inventory Financing and Security Agreement, effective as of March 6, 2020, as amended by (as amended, the “IFSA”):

i.
the First Amendment to Inventory Financing and Security Agreement, effective as of June 19, 2020;
ii.
the Second Amendment to Inventory Financing and Security Agreement, effective as of October 1, 2020; and
iii.
the Third Amendment to Inventory Financing and Security Agreement, effective as of December 16, 2021.

B.
Left Gate Property Holding, LLC, a Texas limited liability company, changed its name to Vroom Automotive, LLC, effective as of March 1, 2021.

C.
The parties to this Amendment desire to amend the IFSA as outlined in this Amendment.

III. THE AGREEMENT

In consideration of the premises and the mutual promises in this Amendment, which are acknowledged to be sufficient, Bank, Ally, Dealership and Vroom agree to the following:

A.
Capitalized terms used but not defined herein have the meanings given to them in the IFSA.

Certain information has been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

B.
The “Maturity Date” is amended from September 30, 2022 to March 31, 2023. This amends Section III.C.2(c) of the IFSA.

C.
A new Subsection III.B.7(d) is added to the IFSA as follows:

(c) The Fourth Amendment Commitment Fee. On or before February 24, 2022, the Dealership shall pay the Ally Parties a “Fourth Amendment Commitment Fee” of $[***]..

D.
Except as provided above, the IFSA and all other agreements between each of the Ally Parties and Dealership and Vroom remain in full force and effect as written. In the event of a conflict between the terms of the IFSA and this Amendment, the terms of this Amendment prevail. The parties hereto ratify all terms of the IFSA as amended by the Amendment.

E.
If any provision of this Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, all other provisions remain valid and enforceable.

F.
This Amendment:

a.
May be modified only by a writing signed by all parties.

b.
May be signed in counterparts, each of which is deemed an original, and all of which taken together constitute one and the same agreement. The signatures of the parties, exchanged via fax or e-mail, shall constitute and be deemed original signatures for all purposes.

c.
Binds and inures to the benefit of the parties and their respective successors and assigns.

d.
Constitutes the entire agreement of the parties with respect to its subject matter.

Agreed to as of February 24, 2022.

Ally Bank By: /s/ Stephen B. Gambrel Name: Stephen B. Gambrel Title: Authorized Representative Date: 2/24/22	Vroom Automotive, LLC By: /s/ Robert R. Krakowiak Name: Robert R. Krakowiak Title: Chief Financial Officer Date: 2/24/22
Ally Financial Inc. By: /s/ Stephen B. Gambrel Name: Stephen B. Gambrel Title: Authorized Representative Date: 2/24/22	Vroom, Inc. By: /s/ Robert R. Krakowiak Name: Robert R. Krakowiak Title: Chief Financial Officer Date: 2/24/22

***[Redacted for confidentiality purposes]